UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22449

American Funds Mortgage Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Steven I. Koszalka

American Funds Mortgage Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Investing in mortgages
can provide income and
diversification.

American Funds Mortgage Fund®

Annual report for the year ended August 31, 2016

American Funds Mortgage Fund seeks to provide current income and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2016 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 11/1/10)

Reflecting 3.75% maximum sales charge	–1.08%	1.49%	1.92%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.68% for Class A shares as of the prospectus dated November 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.91%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.42%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents
1	Letter to investors
3	The value of a $10,000 investment
4	Summary investment portfolio
8	Financial statements
31	Board of trustees and other officers

Fellow investors:

During a year in which the U.S. economy grew at a modest pace and the housing market continued to strengthen, high-quality mortgage investments generated positive total returns for American Funds Mortgage Fund shareholders.

For the fiscal year ended August 31, 2016, the fund posted a total return of 2.90%, with all distributions reinvested. By way of comparison, the unmanaged Bloomberg Barclays U.S. Mortgage Backed Securities Index — the fund’s primary benchmark — climbed 3.93%, while the fund’s peer group, as measured by the Lipper Intermediate U.S. Government Funds Average, rose 3.30%. The Lipper GNMA Funds Average gained 2.55%.

During the 12-month period, the fund paid dividends totaling nearly 15.8 cents a share, resulting in an income return of 1.57% for those investors opting to reinvest dividends. Those who took dividends in cash saw an income return of 1.56%. The fund also paid a capital gain of 12.5 cents a share on December 31, 2015.

Bond market overview

Over the past 12 months, the U.S. economy continued to improve, albeit slowly. Growth was measured but positive, the labor market was healthy and inflation remained low. Global shocks still managed to create periods of market volatility, but bond market investors fared well in this environment.

The housing market had a relatively strong year, as household formation and housing starts both continued to pick up. As of June 30, 2016, home prices increased 5% year-over-year. Mortgage lenders have seen both residential and commercial delinquencies steadily decline over the past year.

The U.S. Federal Reserve raised short-term interest rates in December 2015 for the first time in nearly a decade. However, it is

Results at a glance

For periods ended August 31, 2016, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
				Lifetime
	1 year	3 years	5 years	(since 11/1/10)

American Funds Mortgage Fund (Class A shares)	2.90%	3.31%	2.23%	2.50%
Bloomberg Barclays U.S. Mortgage Backed Securities Index*	3.93	4.00	2.63	2.99
Lipper Intermediate U.S. Government Funds Average†	3.30	2.83	1.81	2.08
Lipper GNMA Funds Average†	2.55	2.92	1.79	2.33

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays Source: Bloomberg Index Services Ltd.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

American Funds Mortgage Fund	1

expected to normalize policy slowly, with perhaps one rate hike possible before the conclusion of the calendar year. Longer term rates, which have more of an impact on mortgage interest rates, were only modestly affected. In fact, the mortgage market experienced a summer refinancing mini-boom, as longer term rates fell to fresh cycle lows.

Inside the portfolio

As always, American Funds Mortgage Fund sought to invest in high-quality mortgage-backed securities (MBS) during its fiscal year. There were no major policy changes in the housing market over the period. Investment decisions were instead based on market movements and informed by rigorous research on individual securities.

Broadly speaking, we continue to find many MBS overvalued. That’s because the prices for many of these bonds do not provide investors enough compensation for possible prepayment risk should interest rates change unexpectedly. However, we still found opportunities in the market based on specific security and sector selection.

The fund’s duration, which measures its exposure to interest rate risk, fell throughout the course of the fiscal year. Toward the beginning of the period, it was longer than the index, which provided a positive contribution to relative results. However, the fund took a strategy of investing less than the benchmark in longer dated securities, anticipating that the yield curve would steepen. Instead, global monetary policymakers drove down rates and inflation remained low. This provided the opposite outcome as longer term yields fell, detracting from relative results. Despite the outcome, managers continue to see strong fundamental value in this thesis.

The fund added to its holdings in U.S. Treasuries and Treasury Inflation-Protected Securities (TIPS) during the year, while trimming the portfolio’s concentration of MBS and asset-backed securities. Over the year, MBS did not outperform Treasuries.

Our portfolio managers continue to believe that the market is undervaluing TIPS, as they appear cheap relative to levels of core inflation — the measure many economists use to judge inflation expectations that excludes products from the food and energy sectors. With energy prices seeming to have stabilized, U.S. wages beginning to pick up and the Fed taking an extremely conservative approach to normalizing rates, inflation protection seems a prudent strategy. The portfolio’s TIPS position provided a modest positive contribution to relative results.

Looking ahead

It is our opinion that the Fed will continue to be cautious, with particular sensitivity to global movements. As such we expect interest rates to remain lower for longer. We believe the U.S. economy will continue to improve, with overseas volatility providing some headwinds.

After this summer’s mini refinancing boom, longer term yields have ticked up and mortgage rates have followed. Should policymakers continue to push rates lower, additional refinancing could follow. We remain sensitive to this possibility, as global growth remains tepid and central banks seek higher levels of inflation.

We continue to use fundamental analysis to develop high-conviction ideas and select securities that we believe will add value to the portfolio. A mortgage fund affords investors a unique opportunity to own high-quality assets with low interest rate risk relative to government securities and minimal credit risk relative to corporate bonds. Such fund characteristics should continue to provide a very low correlation to equities under most market conditions.

Thank you for choosing to invest in American Funds Mortgage Fund. We look forward to reporting to you again in six months.

Cordially,

David Betanzos
President

October 14, 2016

For current information about the fund, visit americanfunds.com.

2	American Funds Mortgage Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period November 1, 2010, to August 31, 2016, with all distributions reinvested)

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays Source: Bloomberg Index Services Ltd.
[3]	Results of the Lipper Intermediate U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.
[4]	For the period November 1, 2010, commencement of operations, through November 30, 2010.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2016)*

			Lifetime
	1 year	5 years	(since 11/1/10)

Class A shares	–0.97%	1.44%	1.83%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

American Funds Mortgage Fund	3

Summary investment portfolio August 31, 2016

Investment mix by security type	Percent of net assets

Mortgage-backed obligations summary	Percent of net assets
30-year pass-throughs:
Fannie Mae	24.70%
Freddie Mac	22.29
Ginnie Mae	6.95	53.94%
Other		14.86
Total		68.80%

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	22.38%
AAA/Aaa	75.06
AA/Aa	.37
A/A	.67
Unrated	.08
Short-term securities & other assets less liabilities	1.44

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 98.56%	Principal amount (000)	Value (000)
Mortgage-backed obligations 68.80%
Federal agency mortgage-backed obligations 66.29%
Fannie Mae 3.50% 2034[1]	$34,644	$36,802
Fannie Mae 3.50% 2035[1]	67,427	71,672
Fannie Mae 3.50% 2035[1]	28,164	29,900
Fannie Mae 3.50% 2035[1]	19,802	21,038
Fannie Mae 3.50% 2036[1]	25,974	27,596
Fannie Mae 4.00% 2036[1]	24,179	26,226
Fannie Mae 4.00% 2042[1]	26,724	28,731
Fannie Mae 4.00% 2042[1]	16,395	17,637
Fannie Mae 4.00% 2045[1]	15,539	16,805
Fannie Mae 3.50% 2046[1]	55,288	57,402
Fannie Mae 3.50% 2046[1]	26,848	27,801
Fannie Mae 3.50% 2046[1]	22,039	23,484
Fannie Mae 4.00% 2046[1,2]	171,120	183,272
Fannie Mae 4.50% 2046[1]	17,980	19,735
Fannie Mae 2.28%–5.00% 2017–2053[1]	151,719	161,904
Freddie Mac 3.50% 2035[1]	93,023	98,930
Freddie Mac 3.50% 2035[1]	16,197	17,232
Freddie Mac 3.50% 2035[1]	13,334	14,182
Freddie Mac 3.50% 2036[1]	65,985	70,206
Freddie Mac 3.50% 2045[1]	36,386	38,992
Freddie Mac 4.00% 2045[1]	19,718	20,612
Freddie Mac 3.50% 2046[1]	108,746	114,600
Freddie Mac 3.50% 2046[1]	55,012	57,073
Freddie Mac 3.50% 2046[1]	34,915	36,895
Freddie Mac 4.00% 2046[1]	45,779	49,404
Freddie Mac 4.00% 2046[1]	40,201	42,008
Freddie Mac 4.00% 2046[1]	29,031	31,143
Freddie Mac 4.00% 2046[1]	20,334	21,252
Freddie Mac 4.50% 2046[1]	15,105	16,576
Freddie Mac 3.50%–6.00% 2035–2046[1]	84,363	90,690

4	American Funds Mortgage Fund

	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.50% 2045[1]	$65,970	$71,237
Government National Mortgage Assn. 4.50% 2045[1]	12,343	13,329
Government National Mortgage Assn. 4.00% 2046[1]	17,605	18,326
Government National Mortgage Assn. 4.00% 2046[1]	13,317	13,857
Government National Mortgage Assn. 0.76%–6.50% 2032–2066[1,3,4]	238,910	90,662
		1,677,211

Commercial mortgage-backed securities 1.63%
Hilton USA Trust, Series 2013-HLF, Class AFX, 2.662% 2030[1,5]	13,620	13,664
Other securities		27,522
		41,186

Collateralized mortgage-backed (privately originated) 0.86%
Other securities		21,893

Other mortgage-backed securities 0.02%
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[1]	480	500

Total mortgage-backed obligations		1,740,790

U.S. Treasury bonds & notes 17.82%
U.S. Treasury inflation-protected securities 12.62%
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	12,434	12,488
U.S. Treasury Inflation-Protected Security 0.375% 2025[6,7]	56,608	57,893
U.S. Treasury Inflation-Protected Security 2.375% 2025[6]	30,047	35,550
U.S. Treasury Inflation-Protected Security 0.625% 2026[6]	36,059	37,597
U.S. Treasury Inflation-Protected Security 2.00% 2026[6]	47,722	55,587
U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	32,334	33,520
U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	39,912	47,661
U.S. Treasury Inflation-Protected Security 1.00% 2046[6]	27,311	30,455
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2041[6]	8,357	8,603
		319,354

U.S. Treasury 5.20%
U.S. Treasury 0.875% 2017	38,000	38,076
U.S. Treasury 0.875% 2017[7]	22,000	22,038
U.S. Treasury 2.125% 2022	56,000	58,445
U.S. Treasury 2.50%–2.88% 2045–2046	11,575	12,842
		131,401

Total U.S. Treasury bonds & notes		450,755

Asset-backed obligations 7.38%
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,5]	20,640	20,899
Marine Park CLO Ltd., Series 2012-1-A, Class A1AR, CLO, 2.081% 2023[1,3,5]	14,000	13,988
Other securities		151,959
		186,846

Federal agency bonds & notes 4.56%
Fannie Mae 5.00% 2017	112,000	115,341

Total bonds, notes & other debt instruments (cost: $2,463,093,000)		2,493,732

American Funds Mortgage Fund	5

Short-term securities 8.70%	Principal amount (000)	Value (000)
Fannie Mae 0.60% due 1/3/2017	$12,100	$12,084
Federal Home Loan Bank 0.28%–0.64% due 9/2/2016–1/25/2017	84,250	84,183
Freddie Mac 0.60% due 1/4/2017–1/9/2017	94,100	93,967
General Electric Co. 0.34% due 9/1/2016	30,000	30,000

Total short-term securities (cost: $220,131,000)		220,234
Total investment securities 107.26% (cost: $2,683,224,000)		2,713,966
Other assets less liabilities (7.26)%		(183,749)

Net assets 100.00%		$2,530,217

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $2,332,188,000.

						Unrealized
						(depreciation)
						appreciation
Pay/receive			Fixed	Expiration	Notional	at 8/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	0.979%	11/12/2017	$246,000	$(27)
Receive	LCH	3-month USD-LIBOR	0.947	11/17/2017	102,000	(47)
Receive	LCH	3-month USD-LIBOR	1.1005	12/22/2017	100,000	136
Pay	LCH	3-month USD-LIBOR	0.9915	10/28/2018	170,000	248
Pay	LCH	3-month USD-LIBOR	0.98875	10/29/2018	170,000	253
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	40,000	454
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	18,150	346
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	11,300	217
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	4,550	87
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	18,000	317
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	24,000	481
Receive	LCH	3-month USD-LIBOR	1.7255	8/19/2019	95,000	1,714
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	75,000	1,833
Receive	LCH	3-month USD-LIBOR	1.675	10/30/2019	242,000	4,211
Receive	LCH	3-month USD-LIBOR	1.6625	12/18/2019	13,000	226
Receive	LCH	3-month USD-LIBOR	1.785	1/2/2020	30,000	647
Receive	LCH	3-month USD-LIBOR	1.655	2/11/2020	75,000	1,316
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	15,000	320
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	40,000	1,006
Receive	LCH	3-month USD-LIBOR	1.8445	6/16/2020	40,000	1,028
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	40,000	1,053
Receive	LCH	3-month USD-LIBOR	1.872	6/30/2020	5,000	135
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	6,000	137
Pay	LCH	3-month USD-LIBOR	1.785	3/27/2022	35,000	(1,025)
Pay	LCH	3-month USD-LIBOR	1.96516	11/10/2022	18,000	(743)
Pay	LCH	3-month USD-LIBOR	2.74125	11/22/2023	4,000	(395)
Pay	LCH	3-month USD-LIBOR	2.683	8/4/2024	16,000	(1,616)
Pay	LCH	3-month USD-LIBOR	1.894	1/20/2025	5,000	(207)
Pay	LCH	3-month USD-LIBOR	2.1525	12/22/2025	23,000	(1,505)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	11,000	(4,281)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	7,000	(2,511)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	6,000	(2,197)
Pay	LCH	3-month USD-LIBOR	3.2265	9/25/2044	12,500	(4,560)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	16,500	(3,999)
Pay	LCH	3-month USD-LIBOR	2.4945	1/9/2045	7,000	(1,345)
Pay	LCH	3-month USD-LIBOR	2.454	1/15/2045	7,000	(1,278)
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	10,000	(2,034)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	15,000	(3,018)
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	16,000	(3,281)

6	American Funds Mortgage Fund

						Unrealized
						(depreciation)
						appreciation
Pay/receive			Fixed	Expiration	Notional	at 8/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	2.567%	11/9/2045	$500	$107
Pay	LCH	3-month USD-LIBOR	2.57067	11/9/2045	6,600	(1,418)
Pay	LCH	3-month USD-LIBOR	2.6485	11/16/2045	6,525	(1,527)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	13,350	(2,731)
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	13,500	(2,976)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	10,000	(1,760)
Pay	LCH	3-month USD-LIBOR	2.33725	2/1/2046	25,000	(3,958)
Pay	LCH	3-month USD-LIBOR	1.9905	6/13/2046	4,000	(293)
Pay	LCH	3-month USD-LIBOR	1.991	6/13/2046	6,000	(440)
Pay	LCH	3-month USD-LIBOR	1.7985	6/30/2046	12,000	(306)
						$(33,206)

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $777,373,000.

						Unrealized
					Notional	depreciation
			Number of		amount	at 8/31/2016
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
10 Year Ultra U.S. Treasury Note Futures	CME	Short	2,017	December 2016	$291,118	$(86)
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	47	December 2016	8,806	(5)
5 Year U.S. Treasury Note Futures	CME	Long	5,275	January 2017	640,215	(621)
2 Year U.S. Treasury Note Futures	CME	Long	1,140	January 2017	249,082	(206)
						$(918)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $36,654,000, which represented 1.45% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $180,635,000, which represented 7.14% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	A portion of this security was pledged as collateral. The total value of pledged collateral was $41,026,000, which represented 1.62% of the net assets of the fund.

Key to abbreviations

CLO = Collateralized Loan Obligations
CME = CME Group Inc.

LCH = LCH.Clearnet
TBA = To-be-announced

See Notes to Financial Statements

American Funds Mortgage Fund	7

Financial statements

Statement of assets and liabilities
at August 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,683,224)		$2,713,966
Cash		3,294
Receivables for:
Sales of investments	$368,756
Sales of fund’s shares	1,448
Variation margin	687
Interest	7,500
Other	14	378,405
		3,095,665
Liabilities:
Payables for:
Purchases of investments	562,669
Repurchases of fund’s shares	1,438
Dividends on fund’s shares	22
Investment advisory services	468
Services provided by related parties	228
Trustees’ deferred compensation	5
Variation margin	550
Other	68	565,448
Net assets at August 31, 2016		$2,530,217

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,512,638
Undistributed net investment income		253
Undistributed net realized gain		20,708
Net unrealized depreciation		(3,382)
Net assets at August 31, 2016		$2,530,217

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (247,358 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$229,404	22,428	$10.23
Class B	192	19	10.20
Class C	26,038	2,554	10.19
Class F-1	22,424	2,192	10.23
Class F-2	52,994	5,179	10.23
Class 529-A	17,983	1,759	10.23
Class 529-B	40	4	10.18
Class 529-C	6,746	663	10.18
Class 529-E	1,300	127	10.23
Class 529-F-1	6,385	624	10.23
Class R-1	375	37	10.20
Class R-2	3,084	303	10.18
Class R-2E	10	1	10.21
Class R-3	2,871	281	10.22
Class R-4	2,956	289	10.23
Class R-5E	10	1	10.23
Class R-5	422	41	10.23
Class R-6	2,156,983	210,856	10.23

See Notes to Financial Statements

8	American Funds Mortgage Fund

Statement of operations
for the year ended August 31, 2016	(dollars in thousands)

Investment income:
Income:
Interest		$31,117
Fees and expenses*:
Investment advisory services	$5,038
Distribution services	923
Transfer agent services	488
Administrative services	970
Reports to shareholders	42
Registration statement and prospectus	290
Trustees’ compensation	13
Auditing and legal	80
Custodian	5
Other	77
Total fees and expenses before reimbursement	7,926
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		7,926
Net investment income		23,191

Net realized gain and unrealized depreciation:
Net realized gain on:
Investments	22,275
Interest rate swaps	19,181
Futures contracts	9,859	51,315
Net unrealized appreciation (depreciation) on:
Investments	30,152
Interest rate swaps	(40,631)
Futures contracts	(918)	(11,397)
Net realized gain and unrealized depreciation		39,918
Net increase in net assets resulting from operations		$63,109

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

American Funds Mortgage Fund	9

Statements of changes in net assets
(dollars in thousands)

	Year ended August 31
	2016	2015
Operations:
Net investment income	$23,191	$10,885
Net realized gain	51,315	27,780
Net unrealized depreciation	(11,397)	(5,330)
Net increase in net assets resulting from operations	63,109	33,335

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(39,343)	(20,142)
Distributions from net realized gain on investments	(23,666)	(12,729)
Total dividends and distributions paid or accrued to shareholders	(63,009)	(32,871)

Net capital share transactions	743,452	632,822

Total increase in net assets	743,552	633,286

Net assets:
Beginning of year	1,786,665	1,153,379
End of year (including undistributed net investment income: $253 and $337,respectively)	$2,530,217	$1,786,665

See Notes to Financial Statements

10	American Funds Mortgage Fund

Notes to financial statements

1. Organization

American Funds Mortgage Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income and preservation of capital.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various

American Funds Mortgage Fund	11

share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

12	American Funds Mortgage Fund

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$1,740,790	$—	$1,740,790
U.S. Treasury bonds & notes	—	450,755	—	450,755
Asset-backed obligations	—	181,360	5,486	186,846
Federal agency bonds & notes	—	115,341	—	115,341
Short-term securities	—	220,234	—	220,234
Total	$—	$2,708,480	$5,486	$2,713,966

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$16,272	$—	$16,272
Liabilities:
Unrealized depreciation on interest rate swaps	—	(49,478)	—	(49,478)
Unrealized depreciation on futures contracts	(918)	—	—	(918)
Total	$(918)	$(33,206)	$—	$(34,124)

*Interest rate swaps and futures contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing

American Funds Mortgage Fund	13

the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events, than the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of

14	American Funds Mortgage Fund

an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund

American Funds Mortgage Fund	15

records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of interest rate swaps and futures contracts as of, or for the year ended, August 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Interest rate swaps	Interest	Net unrealized appreciation*	$16,272	Net unrealized depreciation*	$49,478
Futures contracts	Interest	Net unrealized appreciation*	—	Net unrealized depreciation*	918
			$16,272		$50,396

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Interest rate swaps	Interest	Net realized gain on interest rate swaps	$19,181	Net unrealized depreciation on interest rate swaps	$(40,631)
Futures contracts	Interest	Net realized gain on futures contracts	9,859	Net unrealized depreciation on futures contracts	(918)
			$29,040		$(41,549)

*	Includes cumulative appreciation/depreciation on interest rate swaps and futures contracts as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of interest rate swaps, futures contracts and future delivery contracts. For interest rate swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2016, the fund reclassified $1,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $16,069,000 from undistributed net realized gain to undistributed net investment income and $526,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

16	American Funds Mortgage Fund

As of August 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$13,806
Undistributed long-term capital gains	7,263
Gross unrealized appreciation on investment securities	33,710
Gross unrealized depreciation on investment securities	(3,812)
Net unrealized appreciation on investment securities	29,898
Cost of investment securities	2,684,068

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2016						Year ended August 31, 2015
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid or accrued		income		capital gains		paid or accrued
Class A	$5,271		$124		$5,395		$2,594		$174		$2,768
Class B	5		—	*	5		4		—	*	4
Class C	444		15		459		179		21		200
Class F-1	389		7		396		109		7		116
Class F-2	817		11		828		250		16		266
Class 529-A	402		10		412		220		16		236
Class 529-B	1		—	*	1		1		—	*	1
Class 529-C	108		4		112		48		6		54
Class 529-E	30		1		31		20		2		22
Class 529-F-1	174		4		178		106		7		113
Class R-1	6		—	*	6		4		—	*	4
Class R-2	52		2		54		20		2		22
Class R-2E	—	*	—	*	—	*	—	*	—	*	—	*
Class R-3	53		1		54		26		2		28
Class R-4	58		1		59		33		2		35
Class R-5E†	—	*	—	*	—	*
Class R-5	7		—	*	7		3		—		3
Class R-6	53,867		1,145		55,012		27,566		1,433		28,999
Total	$61,684		$1,325		$63,009		$31,183		$1,688		$32,871

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2016, the investment advisory services fee was $5,038,000, which was equivalent to an annualized rate of 0.239% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net

American Funds Mortgage Fund	17

assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From September 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

18	American Funds Mortgage Fund

For the year ended August 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$493	$332		$21		Not applicable
Class B	3	1		Not applicable		Not applicable
Class C	244	41		12		Not applicable
Class F-1	41	18		8		Not applicable
Class F-2	Not applicable	31		16		Not applicable
Class 529-A	34	24		8		$14
Class 529-B	1	—	*	—	*	—	*
Class 529-C	61	10		3		5
Class 529-E	6	1		1		1
Class 529-F-1	—	9		3		5
Class R-1	2	—	*	—	*	Not applicable
Class R-2	21	12		2		Not applicable
Class R-2E	—	—	*	—	*	Not applicable
Class R-3	12	5		1		Not applicable
Class R-4	5	3		1		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	—	*	—	*	Not applicable
Class R-6	Not applicable	1		894		Not applicable
Total class-specific expenses	$923	$488		$970		$25

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

American Funds Mortgage Fund	19

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2016

Class A	$115,671	11,299	$5,219	511		$(55,308)	(5,397)	$65,582	6,413
Class B	185	18	6	1		(320)	(31)	(129)	(12)
Class C	18,166	1,780	452	44		(9,796)	(959)	8,822	865
Class F-1	27,825	2,720	374	37		(15,729)	(1,534)	12,470	1,223
Class F-2	58,841	5,747	724	71		(18,083)	(1,762)	41,482	4,056
Class 529-A	8,237	804	410	40		(3,945)	(384)	4,702	460
Class 529-B	23	2	1	—	[2]	(44)	(4)	(20)	(2)
Class 529-C	3,728	366	111	11		(1,917)	(188)	1,922	189
Class 529-E	402	39	30	3		(347)	(34)	85	8
Class 529-F-1	3,035	296	177	17		(2,594)	(253)	618	60
Class R-1	295	29	6	1		(141)	(14)	160	16
Class R-2	1,564	154	53	5		(761)	(75)	856	84
Class R-2E	—	—	—	—		—	—	—	—
Class R-3	2,172	212	54	5		(1,015)	(98)	1,211	119
Class R-4	2,354	230	59	6		(1,260)	(123)	1,153	113
Class R-5E3	10	1	—	—		—	—	10	1
Class R-5	386	38	8	1		(161)	(16)	233	23
Class R-6	643,528	62,733	55,017	5,392		(94,250)	(9,269)	604,295	58,856
Total net increase (decrease)	$886,422	86,468	$62,701	6,145		$(205,671)	(20,141)	$743,452	72,472

Year ended August 31, 2015

Class A	$62,979	6,154	$2,674	262		$(36,098)	(3,530)	$29,555	2,886
Class B	140	14	5	—	[2]	(282)	(28)	(137)	(14)
Class C	7,002	687	196	20		(5,328)	(523)	1,870	184
Class F-1	7,614	744	114	11		(3,132)	(306)	4,596	449
Class F-2	6,469	633	187	18		(5,021)	(493)	1,635	158
Class 529-A	5,086	498	235	23		(3,207)	(314)	2,114	207
Class 529-B	25	3	1	—	[2]	(88)	(9)	(62)	(6)
Class 529-C	1,559	153	54	5		(1,235)	(121)	378	37
Class 529-E	273	27	21	2		(356)	(35)	(62)	(6)
Class 529-F-1	1,617	158	112	11		(710)	(69)	1,019	100
Class R-1	64	6	4	1		(148)	(15)	(80)	(8)
Class R-2	776	76	23	2		(494)	(48)	305	30
Class R-2E	—	—	—	—		—	—	—	—
Class R-3	579	56	28	3		(554)	(54)	53	5
Class R-4	526	51	34	4		(425)	(42)	135	13
Class R-5	39	3	4	—	[2]	(13)	(1)	30	2
Class R-6	624,415	61,121	28,997	2,840		(61,939)	(6,060)	591,473	57,901
Total net increase (decrease)	$719,163	70,384	$32,689	3,202		$(119,030)	(11,648)	$632,822	61,938

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

20	American Funds Mortgage Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $21,857,168,000 and $21,305,517,000, respectively, during the year ended August 31, 2016.

10. Ownership concentration

At August 31, 2016, the fund had four shareholders, American Funds 2025 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund, American Funds College 2021 Fund and American Funds College 2018 Fund, with aggregate ownership of the fund’s outstanding shares of 15%, 16%, 10% and 10%, respectively. CRMC is the investment adviser to the two target date retirement funds and the two college target date funds.

American Funds Mortgage Fund	21

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[2]	Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 8/31/2016	$10.22	$.08	$.22	$.30	$(.16)	$(.13)	$(.29)	$10.23	2.90%	$229		.68%	.68%	.79%
Year ended 8/31/2015	10.21	.04	.17	.21	(.10)	(.10)	(.20)	10.22	2.09	164		.70	.70	.40
Year ended 8/31/2014	9.84	.10	.39	.49	(.12)	—	(.12)	10.21	4.97	134		.72	.72	1.00
Year ended 8/31/2013	10.30	(.02)	(.24)	(.26)	(.07)	(.13)	(.20)	9.84	(2.54)	174		.64	.64	(.18)
Year ended 8/31/2012	10.16	.05	.34	.39	(.14)	(.11)	(.25)	10.30	3.90	198		.65	.65	.49
Class B:
Year ended 8/31/2016	10.19	— [4]	.22	.22	(.08)	(.13)	(.21)	10.20	2.13	—	[5]	1.44	1.44	(.09)
Year ended 8/31/2015	10.19	(.04)	.17	.13	(.03)	(.10)	(.13)	10.19	1.28	—	[5]	1.45	1.45	(.37)
Year ended 8/31/2014	9.83	.02	.39	.41	(.05)	—	(.05)	10.19	4.13	1		1.50	1.50	.24
Year ended 8/31/2013	10.30	(.10)	(.23)	(.33)	(.01)	(.13)	(.14)	9.83	(3.28)	1		1.44	1.44	(1.01)
Year ended 8/31/2012	10.16	(.04)	.34	.30	(.05)	(.11)	(.16)	10.30	3.07	2		1.45	1.45	(.28)
Class C:
Year ended 8/31/2016	10.18	— [4]	.22	.22	(.08)	(.13)	(.21)	10.19	2.10	26		1.48	1.48	(.01)
Year ended 8/31/2015	10.19	(.05)	.17	.12	(.03)	(.10)	(.13)	10.18	1.14	17		1.50	1.50	(.40)
Year ended 8/31/2014	9.83	.02	.38	.40	(.04)	—	(.04)	10.19	4.09	15		1.54	1.54	.17
Year ended 8/31/2013	10.30	(.10)	(.23)	(.33)	(.01)	(.13)	(.14)	9.83	(3.30)	25		1.47	1.47	(1.03)
Year ended 8/31/2012	10.16	(.04)	.34	.30	(.05)	(.11)	(.16)	10.30	3.03	32		1.48	1.48	(.35)
Class F-1:
Year ended 8/31/2016	10.22	.08	.22	.30	(.16)	(.13)	(.29)	10.23	2.91	23		.67	.67	.92
Year ended 8/31/2015	10.21	.04	.17	.21	(.10)	(.10)	(.20)	10.22	2.08	10		.71	.71	.41
Year ended 8/31/2014	9.84	.10	.38	.48	(.11)	—	(.11)	10.21	4.94	5		.74	.74	.99
Year ended 8/31/2013	10.30	(.03)	(.23)	(.26)	(.07)	(.13)	(.20)	9.84	(2.59)	7		.69	.69	(.25)
Year ended 8/31/2012	10.16	.04	.34	.38	(.13)	(.11)	(.24)	10.30	3.85	11		.68	.68	.42
Class F-2:
Year ended 8/31/2016	10.22	.11	.22	.33	(.19)	(.13)	(.32)	10.23	3.18	53		.41	.41	1.28
Year ended 8/31/2015	10.21	.07	.17	.24	(.13)	(.10)	(.23)	10.22	2.37	12		.42	.42	.67
Year ended 8/31/2014	9.85	.12	.38	.50	(.14)	—	(.14)	10.21	5.12	10		.46	.46	1.24
Year ended 8/31/2013	10.30	(.01)	(.22)	(.23)	(.09)	(.13)	(.22)	9.85	(2.27)	9		.45	.45	(.06)
Year ended 8/31/2012	10.16	.07	.34	.41	(.16)	(.11)	(.27)	10.30	4.10	58		.45	.45	.66
Class 529-A:
Year ended 8/31/2016	10.21	.08	.22	.30	(.15)	(.13)	(.28)	10.23	2.81	18		.76	.76	.71
Year ended 8/31/2015	10.21	.02	.17	.19	(.09)	(.10)	(.19)	10.21	1.91	13		.79	.79	.32
Year ended 8/31/2014	9.84	.09	.39	.48	(.11)	—	(.11)	10.21	4.87	11		.82	.82	.89
Year ended 8/31/2013	10.30	(.03)	(.23)	(.26)	(.07)	(.13)	(.20)	9.84	(2.63)	11		.74	.74	(.26)
Year ended 8/31/2012	10.16	.04	.34	.38	(.13)	(.11)	(.24)	10.30	3.80	8		.74	.74	.32
Class 529-B:
Year ended 8/31/2016	10.17	— [4]	.22	.22	(.08)	(.13)	(.21)	10.18	2.10	—	[5]	1.50	1.50	(.13)
Year ended 8/31/2015	10.18	(.05)	.17	.12	(.03)	(.10)	(.13)	10.17	1.14	—	[5]	1.56	1.56	(.49)
Year ended 8/31/2014	9.82	.01	.39	.40	(.04)	—	(.04)	10.18	4.09	—	[5]	1.59	1.59	.11
Year ended 8/31/2013	10.30	(.11)	(.24)	(.35)	— [4]	(.13)	(.13)	9.82	(3.41)	—	[5]	1.55	1.55	(1.10)
Year ended 8/31/2012	10.16	(.05)	.34	.29	(.04)	(.11)	(.15)	10.30	2.96	1		1.54	1.54	(.51)

22	American Funds Mortgage Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[2]		Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 8/31/2016	$10.17	$(.01)	$.22	$.21	$(.07)	$(.13)	$(.20)	$10.18	2.04%		$7		1.55%		1.55%		(.06)%
Year ended 8/31/2015	10.18	(.06)	.17	.11	(.02)	(.10)	(.12)	10.17	1.10		5		1.57		1.57		(.47)
Year ended 8/31/2014	9.82	.01	.39	.40	(.04)	—	(.04)	10.18	4.05		4		1.62		1.62		.09
Year ended 8/31/2013	10.30	(.11)	(.24)	(.35)	— [4]	(.13)	(.13)	9.82	(3.42)		9		1.55		1.55		(1.09)
Year ended 8/31/2012	10.16	(.05)	.34	.29	(.04)	(.11)	(.15)	10.30	2.95		8		1.52		1.52		(.58)
Class 529-E:
Year ended 8/31/2016	10.21	.05	.22	.27	(.12)	(.13)	(.25)	10.23	2.66		1		1.01		1.01		.45
Year ended 8/31/2015	10.21	— [4]	.17	.17	(.07)	(.10)	(.17)	10.21	1.65		1		1.04		1.04		.06
Year ended 8/31/2014	9.84	.06	.39	.45	(.08)	—	(.08)	10.21	4.59		1		1.08		1.08		.65
Year ended 8/31/2013	10.30	(.05)	(.24)	(.29)	(.04)	(.13)	(.17)	9.84	(2.90)		2		1.01		1.01		(.49)
Year ended 8/31/2012	10.16	.01	.34	.35	(.10)	(.11)	(.21)	10.30	3.49		1		1.04		1.04		.02
Class 529-F-1:
Year ended 8/31/2016	10.22	.09	.22	.31	(.17)	(.13)	(.30)	10.23	3.03		6		.55		.55		.89
Year ended 8/31/2015	10.21	.06	.17	.23	(.12)	(.10)	(.22)	10.22	2.22		6		.57		.57		.54
Year ended 8/31/2014	9.84	.11	.39	.50	(.13)	—	(.13)	10.21	5.08		5		.61		.61		1.10
Year ended 8/31/2013	10.30	— [4]	(.25)	(.25)	(.08)	(.13)	(.21)	9.84	(2.45)		4		.54		.54		(.04)
Year ended 8/31/2012	10.16	.05	.34	.39	(.14)	(.11)	(.25)	10.30	3.99		1		.56		.56		.53
Class R-1:
Year ended 8/31/2016	10.19	.01	.22	.23	(.09)	(.13)	(.22)	10.20	2.27		—	[5]	1.33		1.33		.18
Year ended 8/31/2015	10.19	— [4]	.17	.17	(.07)	(.10)	(.17)	10.19	1.61		—	[5]	1.13		1.13		(.06)
Year ended 8/31/2014	9.84	.14	.38	.52	(.17)	—	(.17)	10.19	5.38	[6]	—	[5]	.26	[6]	.26	[6]	1.45 [6]
Year ended 8/31/2013	10.30	(.06)	(.22)	(.28)	(.05)	(.13)	(.18)	9.84	(2.73)[6]		1		.98	[6]	.98	[6]	(.59)[6]
Year ended 8/31/2012	10.16	(.02)	.34	.32	(.07)	(.11)	(.18)	10.30	3.20	[6]	3		1.33	[6]	1.33	[6]	(.12)[6]
Class R-2:
Year ended 8/31/2016	10.17	— [4]	.22	.22	(.08)	(.13)	(.21)	10.18	2.10		3		1.49		1.49		(.01)
Year ended 8/31/2015	10.18	(.06)	.17	.11	(.02)	(.10)	(.12)	10.17	1.08		2		1.62		1.62		(.51)
Year ended 8/31/2014	9.83	.02	.39	.41	(.06)	—	(.06)	10.18	4.19	[6]	2		1.47	[6]	1.47	[6]	.23 [6]
Year ended 8/31/2013	10.30	(.08)	(.23)	(.31)	(.03)	(.13)	(.16)	9.83	(3.10)[6]		2		1.21	[6]	1.21	[6]	(.75)[6]
Year ended 8/31/2012	10.16	(.02)	.34	.32	(.07)	(.11)	(.18)	10.30	3.26	[6]	2		1.27	[6]	1.27	[6]	(.14)[6]
Class R-2E:
Year ended 8/31/2016	10.22	.08	.22	.30	(.18)	(.13)	(.31)	10.21	2.92	[6]	—	[5]	.70	[6]	.60	[6]	.84 [6]
Year ended 8/31/2015	10.21	.06	.17	.23	(.12)	(.10)	(.22)	10.22	2.22	[6]	—	[5]	.57	[6]	.57	[6]	.54 [6]
Period from 8/29/2014 to 8/31/2014[7,8]	10.21	—	—	—	—	—	—	10.21	—		—	[5]	—		—		—
Class R-3:
Year ended 8/31/2016	10.21	.04	.22	.26	(.12)	(.13)	(.25)	10.22	2.57		3		1.00		1.00		.52
Year ended 8/31/2015	10.21	— [4]	.17	.17	(.07)	(.10)	(.17)	10.21	1.68		2		1.01		1.01		.09
Year ended 8/31/2014	9.84	.08	.39	.47	(.10)	—	(.10)	10.21	4.78	[6]	2		.92	[6]	.92	[6]	.81 [6]
Year ended 8/31/2013	10.30	(.03)	(.24)	(.27)	(.06)	(.13)	(.19)	9.84	(2.67)[6]		2		.80	[6]	.80	[6]	(.34)[6]
Year ended 8/31/2012	10.16	.02	.34	.36	(.11)	(.11)	(.22)	10.30	3.63	[6]	2		.89	[6]	.89	[6]	.23 [6]

See page 24 for footnotes.

American Funds Mortgage Fund	23

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[2]		Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 8/31/2016	$10.22	$.08		$.22	$.30	$(.16)	$(.13)	$(.29)	$10.23	2.93%	$3		.65%		.65%		.88%
Year ended 8/31/2015	10.21	.05		.17	.22	(.11)	(.10)	(.21)	10.22	2.16	2		.63		.63		.48
Year ended 8/31/2014	9.84	.11		.38	.49	(.12)	—	(.12)	10.21	5.06	2		.63		.63		1.06
Year ended 8/31/2013	10.30	(.01)		(.24)	(.25)	(.08)	(.13)	(.21)	9.84	(2.50)	2		.60		.60		(.13)
Year ended 8/31/2012	10.16	.05		.34	.39	(.14)	(.11)	(.25)	10.30	3.91	1		.62		.62		.51
Class R-5E:
Period from 11/20/2015 to 8/31/2016[8,9]	10.25	.08		.17	.25	(.14)	(.13)	(.27)	10.23	2.39 [10]	—	[5]	.53	[11]	.53	[11]	1.01 [11]
Class R-5:
Year ended 8/31/2016	10.22	.11		.22	.33	(.19)	(.13)	(.32)	10.23	3.19	1		.39		.39		1.14
Year ended 8/31/2015	10.21	.07		.17	.24	(.13)	(.10)	(.23)	10.22	2.40	—	[5]	.38		.38		.72
Year ended 8/31/2014	9.84	.15		.37	.52	(.15)	—	(.15)	10.21	5.29	—	[5]	.43		.43		1.48
Year ended 8/31/2013	10.30	—	[4]	(.23)	(.23)	(.10)	(.13)	(.23)	9.84	(2.29)	5		.38		.38		.05
Year ended 8/31/2012	10.16	.07		.34	.41	(.16)	(.11)	(.27)	10.30	4.14	9		.39		.39		.70
Class R-6:
Year ended 8/31/2016	10.22	.11		.22	.33	(.19)	(.13)	(.32)	10.23	3.27	2,157		.31		.31		1.16
Year ended 8/31/2015	10.21	.08		.17	.25	(.14)	(.10)	(.24)	10.22	2.48	1,553		.32		.32		.80
Year ended 8/31/2014	9.84	.13		.39	.52	(.15)	—	(.15)	10.21	5.33	961		.36		.36		1.32
Year ended 8/31/2013	10.30	.02		(.25)	(.23)	(.10)	(.13)	(.23)	9.84	(2.25)	541		.32		.32		.18
Year ended 8/31/2012	10.16	.07		.34	.41	(.16)	(.11)	(.27)	10.30	4.19	291		.37		.37		.82

	Year ended August 31
Portfolio turnover rate for all share classes[12]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	1,041%	1,205%	812%	658%	442%
Excluding mortgage dollar roll transactions	159%	130%	Not available

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Amount less than $.01.
[5]	Amount less than $1 million.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Class R-2E shares were offered beginning August 29, 2014.
[8]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[9]	Class R-5E shares were offered beginning November 20, 2015.
[10]	Not annualized.
[11]	Annualized.
[12]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

24	American Funds Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Mortgage Fund (the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
October 14, 2016

American Funds Mortgage Fund	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2016, through August 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	American Funds Mortgage Fund

	Beginning account value 3/1/2016	Ending account value 8/31/2016	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,009.16	$3.44	.68%
Class A — assumed 5% return	1,000.00	1,021.78	3.47	.68
Class B — actual return	1,000.00	1,005.31	7.33	1.45
Class B — assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class C — actual return	1,000.00	1,004.17	7.48	1.48
Class C — assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class F-1 — actual return	1,000.00	1,008.25	3.39	.67
Class F-1 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 — actual return	1,000.00	1,009.58	2.08	.41
Class F-2 — assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A — actual return	1,000.00	1,007.65	4.00	.79
Class 529-A — assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 529-B — actual return	1,000.00	1,004.00	7.63	1.51
Class 529-B — assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-C — actual return	1,000.00	1,003.89	7.78	1.54
Class 529-C — assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class 529-E — actual return	1,000.00	1,007.57	5.01	.99
Class 529-E — assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 529-F-1 — actual return	1,000.00	1,009.87	2.74	.54
Class 529-F-1 — assumed 5% return	1,000.00	1,022.48	2.75	.54
Class R-1 — actual return	1,000.00	1,004.33	7.38	1.46
Class R-1 — assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class R-2 — actual return	1,000.00	1,004.70	6.97	1.38
Class R-2 — assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2E — actual return	1,000.00	1,008.85	2.63	.52
Class R-2E — assumed 5% return	1,000.00	1,022.58	2.65	.52
Class R-3 — actual return	1,000.00	1,006.64	5.01	.99
Class R-3 — assumed 5% return	1,000.00	1,020.21	5.04	.99
Class R-4 — actual return	1,000.00	1,009.20	3.44	.68
Class R-4 — assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5E — actual return	1,000.00	1,008.95	2.73	.54
Class R-5E — assumed 5% return	1,000.00	1,022.48	2.75	.54
Class R-5 — actual return	1,000.00	1,009.66	1.98	.39
Class R-5 — assumed 5% return	1,000.00	1,023.24	1.99	.39
Class R-6 — actual return	1,000.00	1,010.03	1.57	.31
Class R-6 — assumed 5% return	1,000.00	1,023.64	1.58	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Mortgage Fund	27

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2016:

Long-term capital gains	$1,326,000
U.S. government income that may be exempt from state taxation	$5,567,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

28	American Funds Mortgage Fund

Approval of Investment Advisory and Service Agreement

American Funds Mortgage Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for a one-year term through April 30, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper Intermediate U.S. Government Funds Average, the Lipper GNMA Funds Average and the Bloomberg Barclays U.S. Mortgage Backed Securities Index. They noted the fund’s relatively short lifetime, and that the results were above both Lipper averages for all periods. They further noted that results were above the Bloomberg Barclays index for the year-to-date period, while lower for the one-year, three-year and lifetime periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were below the median of the other funds in the Lipper Intermediate U.S. Government Funds Average. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

American Funds Mortgage Fund	29

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

30	American Funds Mortgage Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2010	President and University Professor, The University of Tulsa	80	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2010	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 32 for footnotes.

American Funds Mortgage Fund	31

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David J. Betanzos, 1974 President	2014	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Fergus N. MacDonald, 1969 Senior Vice President	2010	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Senior Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

32	American Funds Mortgage Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2016, portfolio of American Funds Mortgage Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Mortgage Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Mortgage Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$82,000
2016	$71,000

b) Audit-Related Fees:
2015	None
2016	None

c) Tax Fees:
2015	None
2016	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	None
2016	$17,000

c) Tax Fees:
2015	$29,000
2016	$9,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$2,000
2016	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $50,000 for fiscal year 2015 and $37,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Mortgage Fund®
Investment portfolio
August 31, 2016
Bonds, notes & other debt instruments 98.56% Mortgage-backed obligations 68.80% Federal agency mortgage-backed obligations 66.29%	Principal amount (000)	Value (000)
Fannie Mae 3.311% 2017[1]	$162	$164
Fannie Mae 2.50% 2033[1]	3,031	3,120
Fannie Mae 2.50% 2033[1]	859	887
Fannie Mae 3.00% 2033[1]	835	864
Fannie Mae 3.50% 2034[1]	34,644	36,802
Fannie Mae 3.50% 2035[1]	67,427	71,672
Fannie Mae 3.50% 2035[1]	28,164	29,900
Fannie Mae 3.50% 2035[1]	19,802	21,038
Fannie Mae 3.50% 2035[1]	7,112	7,558
Fannie Mae 3.50% 2036[1]	25,974	27,596
Fannie Mae 3.50% 2036[1]	10,692	11,364
Fannie Mae 3.50% 2036[1]	6,512	6,935
Fannie Mae 4.00% 2036[1]	24,179	26,226
Fannie Mae 4.00% 2036[1]	11,252	12,204
Fannie Mae 4.00% 2036[1]	10,614	11,529
Fannie Mae 4.00% 2036[1]	8,936	9,693
Fannie Mae 4.00% 2036[1]	8,547	9,285
Fannie Mae 4.00% 2036[1]	5,385	5,849
Fannie Mae 4.00% 2036[1]	1,127	1,222
Fannie Mae 5.00% 2040[1]	1,047	1,129
Fannie Mae 4.00% 2042[1]	26,724	28,731
Fannie Mae 4.00% 2042[1]	16,395	17,637
Fannie Mae 2.275% 2043[1]	199	194
Fannie Mae 2.275% 2043[1]	130	126
Fannie Mae 2.275% 2043[1]	113	110
Fannie Mae 2.275% 2043[1]	87	85
Fannie Mae 2.525% 2043[1]	284	287
Fannie Mae 2.525% 2043[1]	227	229
Fannie Mae 2.525% 2043[1]	181	183
Fannie Mae 2.525% 2043[1]	162	164
Fannie Mae 2.525% 2043[1]	149	151
Fannie Mae 2.525% 2043[1]	137	138
Fannie Mae 2.525% 2043[1]	134	135
Fannie Mae 2.525% 2043[1]	129	130
Fannie Mae 2.525% 2043[1]	125	126
Fannie Mae 2.525% 2043[1]	107	108
Fannie Mae 2.525% 2043[1]	107	108
Fannie Mae 2.525% 2043[1]	101	102
Fannie Mae 2.525% 2043[1]	89	90
Fannie Mae 2.525% 2043[1]	85	86
Fannie Mae 2.525% 2043[1]	85	86
Fannie Mae 2.525% 2043[1]	85	86
Fannie Mae 2.525% 2043[1]	73	74
Fannie Mae 2.525% 2043[1]	72	73
Fannie Mae 2.525% 2043[1]	71	72
Fannie Mae 2.775% 2043[1]	665	683
American Funds Mortgage Fund — Page 1 of 8

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 2.775% 2043[1]	$426	$437
Fannie Mae 2.775% 2043[1]	397	407
Fannie Mae 2.775% 2043[1]	376	385
Fannie Mae 2.775% 2043[1]	355	364
Fannie Mae 2.775% 2043[1]	294	301
Fannie Mae 2.775% 2043[1]	234	240
Fannie Mae 2.775% 2043[1]	223	228
Fannie Mae 2.775% 2043[1]	135	139
Fannie Mae 2.775% 2043[1]	134	137
Fannie Mae 2.775% 2043[1]	125	129
Fannie Mae 2.775% 2043[1]	120	123
Fannie Mae 2.775% 2043[1]	111	114
Fannie Mae 2.775% 2043[1]	109	112
Fannie Mae 2.775% 2043[1]	105	108
Fannie Mae 2.775% 2043[1]	104	107
Fannie Mae 2.775% 2043[1]	58	59
Fannie Mae 2.775% 2043[1]	48	50
Fannie Mae 3.025% 2043[1]	361	375
Fannie Mae 3.025% 2043[1]	220	229
Fannie Mae 3.025% 2043[1]	199	207
Fannie Mae 3.025% 2043[1]	176	183
Fannie Mae 3.025% 2043[1]	142	148
Fannie Mae 3.025% 2043[1]	116	121
Fannie Mae 3.025% 2043[1]	113	117
Fannie Mae 3.025% 2043[1]	104	108
Fannie Mae 3.025% 2043[1]	92	96
Fannie Mae 3.025% 2043[1]	92	95
Fannie Mae 3.025% 2043[1]	90	94
Fannie Mae 3.025% 2043[1]	87	91
Fannie Mae 3.025% 2043[1]	81	84
Fannie Mae 3.025% 2043[1]	46	48
Fannie Mae 3.275% 2043[1]	224	234
Fannie Mae 3.275% 2043[1]	166	174
Fannie Mae 3.275% 2043[1]	132	138
Fannie Mae 3.275% 2043[1]	124	129
Fannie Mae 3.275% 2043[1]	75	79
Fannie Mae 3.275% 2043[1]	64	67
Fannie Mae 3.275% 2043[1]	34	36
Fannie Mae 4.00% 2043[1]	8,374	9,120
Fannie Mae 4.00% 2045[1]	15,539	16,805
Fannie Mae 3.50% 2046[1]	55,288	57,402
Fannie Mae 3.50% 2046[1]	26,848	27,801
Fannie Mae 3.50% 2046[1]	22,039	23,484
Fannie Mae 4.00% 2046[1,2]	171,120	183,272
Fannie Mae 4.00% 2046[1]	9,992	10,433
Fannie Mae 4.00% 2046[1]	6,876	7,179
Fannie Mae 4.00% 2046[1]	6,182	6,455
Fannie Mae 4.00% 2046[1]	5,777	6,032
Fannie Mae 4.00% 2046[1]	3,801	3,984
Fannie Mae 4.00% 2046[1]	2,530	2,642
Fannie Mae 4.00% 2046[1]	966	1,008
Fannie Mae 4.50% 2046[1]	17,980	19,735
Fannie Mae 4.50% 2046[1]	10,354	11,348
Fannie Mae 4.50% 2046[1]	8,727	9,558
American Funds Mortgage Fund — Page 2 of 8

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 3.50% 2053[1]	$2,340	$2,423
Freddie Mac 3.50% 2035[1]	93,023	98,930
Freddie Mac 3.50% 2035[1]	16,197	17,232
Freddie Mac 3.50% 2035[1]	13,334	14,182
Freddie Mac 3.50% 2035[1]	10,333	10,993
Freddie Mac 3.50% 2035[1]	9,256	9,846
Freddie Mac 3.50% 2035[1]	2,063	2,194
Freddie Mac 3.50% 2036[1]	65,985	70,206
Freddie Mac 3.50% 2036[1]	4,134	4,402
Freddie Mac 4.00% 2036[1]	3,068	3,324
Freddie Mac 4.00% 2036[1]	1,663	1,801
Freddie Mac 6.00% 2038[1]	244	279
Freddie Mac 4.00% 2041[1]	380	407
Freddie Mac 3.50% 2045[1]	36,386	38,992
Freddie Mac 4.00% 2045[1]	19,718	20,612
Freddie Mac 3.50% 2046[1]	108,746	114,600
Freddie Mac 3.50% 2046[1]	55,012	57,073
Freddie Mac 3.50% 2046[1]	34,915	36,895
Freddie Mac 4.00% 2046[1]	45,779	49,404
Freddie Mac 4.00% 2046[1]	40,201	42,008
Freddie Mac 4.00% 2046[1]	29,031	31,143
Freddie Mac 4.00% 2046[1]	20,334	21,252
Freddie Mac 4.00% 2046[1]	6,784	7,284
Freddie Mac 4.00% 2046[1]	6,046	6,321
Freddie Mac 4.00% 2046[1]	4,601	4,965
Freddie Mac 4.00% 2046[1]	4,718	4,930
Freddie Mac 4.00% 2046[1]	2,035	2,126
Freddie Mac 4.00% 2046[1]	1,463	1,529
Freddie Mac 4.50% 2046[1]	15,105	16,576
Freddie Mac 4.50% 2046[1]	9,705	10,662
Freddie Mac 4.50% 2046[1]	8,536	9,379
Freddie Mac 4.50% 2046[1]	7,236	7,948
Freddie Mac 4.50% 2046[1]	2,098	2,300
Government National Mortgage Assn. 4.00% 2032[1]	1,079	1,165
Government National Mortgage Assn. 4.00% 2032[1]	810	874
Government National Mortgage Assn. 6.50% 2032[1]	1,568	1,806
Government National Mortgage Assn. 3.75% 2034[1]	1,491	1,603
Government National Mortgage Assn. 4.25% 2034[1]	1,348	1,465
Government National Mortgage Assn. 3.25% 2035[1]	3,459	3,675
Government National Mortgage Assn. 3.25% 2035[1]	2,081	2,212
Government National Mortgage Assn. 3.25% 2035[1]	1,910	2,032
Government National Mortgage Assn. 3.25% 2035[1]	1,834	1,949
Government National Mortgage Assn. 5.00% 2035[1]	847	923
Government National Mortgage Assn. 3.75% 2037[1]	721	775
Government National Mortgage Assn. 6.50% 2038[1]	522	597
Government National Mortgage Assn. 6.50% 2038[1]	264	301
Government National Mortgage Assn. 6.50% 2038[1]	59	62
Government National Mortgage Assn. 6.00% 2039[1]	4,877	5,627
Government National Mortgage Assn. 3.25% 2040[1]	1,342	1,428
Government National Mortgage Assn. 3.25% 2040[1]	1,200	1,276
Government National Mortgage Assn. 3.25% 2040[1]	1,073	1,140
Government National Mortgage Assn. 5.00% 2040[1]	517	560
Government National Mortgage Assn. 5.50% 2040[1]	5,078	5,732
Government National Mortgage Assn. 4.00% 2041[1]	1,269	1,319
American Funds Mortgage Fund — Page 3 of 8

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.50% 2041[1]	$2,214	$2,395
Government National Mortgage Assn. 4.50% 2041[1]	1,423	1,500
Government National Mortgage Assn. 4.50% 2041[1]	1,156	1,219
Government National Mortgage Assn. 4.50% 2041[1]	1,002	1,082
Government National Mortgage Assn. 4.50% 2041[1]	806	871
Government National Mortgage Assn. 5.00% 2041[1]	6,821	7,398
Government National Mortgage Assn. 5.00% 2041[1]	3,578	3,880
Government National Mortgage Assn. 5.00% 2041[1]	1,344	1,417
Government National Mortgage Assn. 6.50% 2041[1]	658	767
Government National Mortgage Assn. 2.75% 2042[1]	741	766
Government National Mortgage Assn. 2.75% 2042[1]	682	705
Government National Mortgage Assn. 2.75% 2042[1]	510	527
Government National Mortgage Assn. 2.75% 2042[1]	449	464
Government National Mortgage Assn. 2.75% 2042[1]	331	342
Government National Mortgage Assn. 2.75% 2042[1]	302	311
Government National Mortgage Assn. 2.75% 2042[1]	74	76
Government National Mortgage Assn. 3.50% 2042[1]	762	810
Government National Mortgage Assn. 3.50% 2042[1]	707	763
Government National Mortgage Assn. 4.00% 2042[1]	1,155	1,243
Government National Mortgage Assn. 4.00% 2042[1]	864	927
Government National Mortgage Assn. 4.00% 2042[1]	798	867
Government National Mortgage Assn. 4.50% 2042[1]	1,960	2,117
Government National Mortgage Assn. 3.50% 2043[1]	1,283	1,370
Government National Mortgage Assn. 3.50% 2043[1]	1,198	1,273
Government National Mortgage Assn. 4.00% 2043[1]	1,467	1,533
Government National Mortgage Assn. 3.75% 2044[1]	1,887	2,027
Government National Mortgage Assn. 4.25% 2044[1]	1,177	1,293
Government National Mortgage Assn. 4.50% 2045[1]	65,970	71,237
Government National Mortgage Assn. 4.50% 2045[1]	12,343	13,329
Government National Mortgage Assn. 4.50% 2045[1]	2,866	3,095
Government National Mortgage Assn. 4.50% 2045[1]	477	515
Government National Mortgage Assn. 4.50% 2045[1]	292	316
Government National Mortgage Assn. 4.50% 2045[1]	279	301
Government National Mortgage Assn. 4.00% 2046[1]	17,605	18,326
Government National Mortgage Assn. 4.00% 2046[1]	13,317	13,857
Government National Mortgage Assn. 4.797% 2061[1]	389	402
Government National Mortgage Assn. 5.189% 2062[1]	374	390
Government National Mortgage Assn. 5.398% 2064[1]	362	371
Government National Mortgage Assn. 4.922% 2065[1]	3,509	3,654
Government National Mortgage Assn. 4.752% 2066[1]	1,409	1,469
Government National Mortgage Assn. 5.172% 2066[1]	891	939
Government National Mortgage Assn., Series 2011-H02, Class BA, 4.45% 2061[1,3]	430	444
Government National Mortgage Assn., Series 2016-H04, Class CI, interest only, 2.596% 2062[1,3]	28,196	1,234
Government National Mortgage Assn., Series 2016-H13, Class IO, interest only, 0.761% 2066[1,3,4]	130,738	3,068
		1,677,211
Commercial mortgage-backed securities 1.63%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A1A, 5.71% 2042[1,3]	1,007	1,040
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.349% 2031[1,3,5]	2,406	2,403
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A1A, 5.988% 2045[1,3]	6,921	7,056
Hilton USA Trust, Series 2013-HLF, Class AFX, 2.662% 2030[1,5]	13,620	13,664
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43% 2040[1]	9,891	9,991
Morgan Stanley Capital I Trust, Series 2007-TA27, Class A1A, 5.818% 2042[1,3]	763	782
American Funds Mortgage Fund — Page 4 of 8

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2, 2.113% 2063[1]	$2,982	$2,996
WF-RBS Commercial Mortgage Trust, Series 2013-C-18, Class ASB, 3.676% 2046[1]	3,000	3,254
		41,186
Collateralized mortgage-backed (privately originated) 0.86%
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.012% 2026[1,4,5]	3,980	3,975
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239% 2026[1,4,5]	2,625	2,625
Station Place Securitization Trust, Series 2016-3, Class A, 1.624% 2048[1,3,4,5]	11,000	11,000
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25% 2055[1,3,5]	4,292	4,293
		21,893
Other mortgage-backed securities 0.02%
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[1]	480	500
Total mortgage-backed obligations		1,740,790
U.S. Treasury bonds & notes 17.82% U.S. Treasury inflation-protected securities 12.62%
U.S. Treasury Inflation-Protected Security 0.125% 2022[6]	2,379	2,406
U.S. Treasury Inflation-Protected Security 0.125% 2023[6]	5,450	5,483
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	12,434	12,488
U.S. Treasury Inflation-Protected Security 0.375% 2025[6,7]	56,608	57,893
U.S. Treasury Inflation-Protected Security 2.375% 2025[6]	30,047	35,550
U.S. Treasury Inflation-Protected Security 0.625% 2026[6]	36,059	37,597
U.S. Treasury Inflation-Protected Security 2.00% 2026[6]	47,722	55,587
U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	528	714
U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	32,334	33,520
U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	39,912	47,661
U.S. Treasury Inflation-Protected Security 1.00% 2046[6]	27,311	30,455
		319,354
U.S. Treasury 5.20%
U.S. Treasury 0.875% 2017	38,000	38,076
U.S. Treasury 0.875% 2017[7]	22,000	22,038
U.S. Treasury 2.125% 2022	56,000	58,445
U.S. Treasury 2.875% 2045	7,575	8,616
U.S. Treasury 2.50% 2046	4,000	4,226
		131,401
Total U.S. Treasury bonds & notes		450,755
Asset-backed obligations 7.38%
Aesop Funding LLC, Series 2012-2-A, Class A, 2.802% 2018[1,5]	6,120	6,159
Aesop Funding LLC, Series 2012-3A, Class A, 2.10% 2019[1,5]	5,200	5,215
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A2A, 0.72% 2018[1]	125	125
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class C, 2.72% 2019[1]	1,750	1,765
Ares CLO Ltd., Series 2012-3A, Class AR, CLO, 1.835% 2024[1,3,4,5]	10,500	10,500
Avant Loans Funding Trust, Series 2016-B, Class A, 3.92% 2019[1,5]	1,129	1,135
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[1,5]	513	516
Babson CLO Ltd., Series 2012-2A, Class A1R, CLO, 2.057% 2023[1,3,5]	6,467	6,467
Black Diamond CLO Ltd., Series 2006-1-A, Class AD, CLO, 1.002% 2019[1,3,5]	2,036	2,028
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.131% 2020[1,3,4,5]	6,011	5,486
Citi Held For Issuance, Series 2015-PM2, Class A, 2.35% 2022[1,5]	2,289	2,288
Citi Held For Issuance, Series 2015-PM3, Class A, 2.56% 2022[1,5]	2,025	2,024
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 2019[1,5]	1,941	1,937
American Funds Mortgage Fund — Page 5 of 8

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
CPS Auto Receivables Trust, Series 2015-C, Class A, 1.77% 2019[1,5]	$5,759	$5,775
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 2019[1,5]	3,261	3,256
CPS Auto Receivables Trust, Series 2016-A, Class A, 2.25% 2019[1,5]	6,072	6,075
Drive Auto Receivables Trust, Series 2015-DA, Class A2A, 1.23% 2018[1,5]	240	240
Drive Auto Receivables Trust, Series 2016-BA, Class A2, 1.38% 2018[1,5]	4,500	4,499
Drive Auto Receivables Trust, Series 2016-AA, Class A2A, 1.50% 2018[1,5]	1,669	1,669
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28% 2019[1,5]	7,549	7,563
Drive Auto Receivables Trust, Series 2016-AA, Class B, 3.17% 2020[1,5]	2,000	2,022
Drivetime Auto Owner Trust, Series 2015-3-A, Class A, 1.66% 2019[1,5]	1,838	1,838
Dryden Senior Loan Fund, Series 2012-23RA, Class A1R, CLO, 1.930% 2023[1,3,5]	4,000	3,986
Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 2.35% 2020[1,5]	3,312	3,304
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,5]	20,640	20,899
Magnetite CLO Ltd., Series 2012-6-A, Class AR, 1.903% 2023[1,3,5]	6,740	6,732
Marine Park CLO Ltd., Series 2012-1-A, Class A1AR, CLO, 2.081% 2023[1,3,5]	14,000	13,988
MarketPlace Loan Trust, Series 2015-AV-1, Class A, 4.00% 2021[1,5]	460	463
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class AR, CLO, 2.048% 2023[1,3,5]	4,213	4,201
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 1.978% 2025[1,3,5]	9,400	9,359
Prestige Auto Receivables Trust, Series 2015-1, Class A2, 1.09% 2019[1,5]	1,222	1,222
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2A, 1.12% 2018[1]	2,004	2,004
Santander Drive Auto Receivables Trust, Series 2013-5, Class B, 1.55% 2018[1]	962	962
Santander Drive Auto Receivables Trust, Series 2012-AA, Class C, 1.78% 2018[1,5]	1,827	1,829
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2018[1]	262	262
Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.70% 2018[1]	3,059	3,066
Santander Drive Auto Receivables Trust, Series 2015-1, Class B, 1.97% 2019[1]	4,130	4,143
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 2020[1]	6,000	6,017
Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13% 2020[1]	1,265	1,272
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[1]	11,530	11,605
Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.60% 2020[1]	11,420	11,549
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 2020[1]	1,390	1,401
		186,846
Federal agency bonds & notes 4.56%
Fannie Mae 5.00% 2017	112,000	115,341
Total bonds, notes & other debt instruments (cost: $2,463,093,000)		2,493,732
Short-term securities 8.70%
Fannie Mae 0.60% due 1/3/2017	12,100	12,084
Federal Home Loan Bank 0.28%–0.64% due 9/2/2016–1/25/2017	84,250	84,183
Freddie Mac 0.60% due 1/4/2017–1/9/2017	94,100	93,967
General Electric Co. 0.34% due 9/1/2016	30,000	30,000
Total short-term securities (cost: $220,131,000)		220,234
Total investment securities 107.26% (cost: $2,683,224,000)		2,713,966
Other assets less liabilities (7.26)%		(183,749)
Net assets 100.00%		$2,530,217
American Funds Mortgage Fund — Page 6 of 8

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $2,332,188,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	0.979%	11/12/2017	246,000	$(27)
Receive	LCH	3-month USD-LIBOR	0.947	11/17/2017	102,000	(47)
Receive	LCH	3-month USD-LIBOR	1.1005	12/22/2017	100,000	136
Pay	LCH	3-month USD-LIBOR	0.9915	10/28/2018	170,000	248
Pay	LCH	3-month USD-LIBOR	0.98875	10/29/2018	170,000	253
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	40,000	454
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	18,150	346
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	11,300	217
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	4,550	87
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	18,000	317
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	24,000	481
Receive	LCH	3-month USD-LIBOR	1.7255	8/19/2019	95,000	1,714
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	75,000	1,833
Receive	LCH	3-month USD-LIBOR	1.675	10/30/2019	242,000	4,211
Receive	LCH	3-month USD-LIBOR	1.6625	12/18/2019	13,000	226
Receive	LCH	3-month USD-LIBOR	1.785	1/2/2020	30,000	647
Receive	LCH	3-month USD-LIBOR	1.655	2/11/2020	75,000	1,316
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	15,000	320
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	40,000	1,006
Receive	LCH	3-month USD-LIBOR	1.8445	6/16/2020	40,000	1,028
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	40,000	1,053
Receive	LCH	3-month USD-LIBOR	1.872	6/30/2020	5,000	135
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	6,000	137
Pay	LCH	3-month USD-LIBOR	1.785	3/27/2022	35,000	(1,025)
Pay	LCH	3-month USD-LIBOR	1.96516	11/10/2022	18,000	(743)
Pay	LCH	3-month USD-LIBOR	2.74125	11/22/2023	4,000	(395)
Pay	LCH	3-month USD-LIBOR	2.683	8/4/2024	16,000	(1,616)
Pay	LCH	3-month USD-LIBOR	1.894	1/20/2025	5,000	(207)
Pay	LCH	3-month USD-LIBOR	2.1525	12/22/2025	23,000	(1,505)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	11,000	(4,281)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	7,000	(2,511)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	6,000	(2,197)
Pay	LCH	3-month USD-LIBOR	3.2265	9/25/2044	12,500	(4,560)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	16,500	(3,999)
Pay	LCH	3-month USD-LIBOR	2.4945	1/9/2045	7,000	(1,345)
Pay	LCH	3-month USD-LIBOR	2.454	1/15/2045	7,000	(1,278)
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	10,000	(2,034)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	15,000	(3,018)
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	16,000	(3,281)
Receive	LCH	3-month USD-LIBOR	2.567	11/9/2045	500	107
Pay	LCH	3-month USD-LIBOR	2.57067	11/9/2045	6,600	(1,418)
Pay	LCH	3-month USD-LIBOR	2.6485	11/16/2045	6,525	(1,527)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	13,350	(2,731)
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	13,500	(2,976)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	10,000	(1,760)
Pay	LCH	3-month USD-LIBOR	2.33725	2/1/2046	25,000	(3,958)
Pay	LCH	3-month USD-LIBOR	1.9905	6/13/2046	4,000	(293)
American Funds Mortgage Fund — Page 7 of 8

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	1.991%	6/13/2046	6,000	$(440)
Pay	LCH	3-month USD-LIBOR	1.7985	6/30/2046	12,000	(306)
						$(33,206)
Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $777,373,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized depreciation at 8/31/2016 (000)
10 Year Ultra U.S. Treasury Note Futures	CME	Short	2,017	December 2016	$291,118	$(86)
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	47	December 2016	8,806	(5)
5 Year U.S. Treasury Note Futures	CME	Long	5,275	January 2017	640,215	(621)
2 Year U.S. Treasury Note Futures	CME	Long	1,140	January 2017	249,082	(206)
						$(918)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $36,654,000, which represented 1.45% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $180,635,000, which represented 7.14% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	A portion of this security was pledged as collateral. The total value of pledged collateral was $41,026,000, which represented 1.62% of the net assets of the fund.

Key to abbreviations
CLO = Collateralized Loan Obligations
CME = CME Group Inc.
LCH = LCH.Clearnet
TBA = To-be-announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-042-1016O-S54054	American Funds Mortgage Fund — Page 8 of 8

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of American Funds Mortgage Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

October 14, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS MORTGAGE FUND

By /s/ David J. Betanzos
David J. Betanzos, President and Principal Executive Officer

Date: October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David J. Betanzos
David J. Betanzos, President and Principal Executive Officer

Date: October 31, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2016